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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 31, 2009


                           GLOBAL RESOURCE CORPORATION

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

               NEVADA                 000-50944                84-1565820

    ----------------------------    -------------          ------------------
    (STATE OR OTHER JURISDICTION     (COMMISSION            (IRS EMPLOYER
          OF INCORPORATION)          FILE NUMBER)          IDENTIFICATION NO.)


                           1000 ATRIUM WAY, SUITE 100
                         MOUNT LAUREL, NEW JERSEY 08054

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (856) 767-5665



         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED
AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On March 31, 2009, the Company's Audit Committee concluded, upon the advice of management, that its previously issued consolidated financial statements contained in the Company's annual report on Form 10-KSB for the years ended December 31, 2007 and 2006 and its quarterly reports on Form 10-QSB for the periods ended March 31, June 30 and September 30, 2007 and Form 10-Q for the periods ended March 31, June 30 and September 30, 2008 will require restatement and should no longer be relied upon. The Company's decision to restate was made in connection with comment letters received from the U.S. Securities and Exchange Commission ("SEC") in connection with the Company's filings of Registration Statements on Form S-1, including amendments thereto, in 2008. The issues raised by the SEC included the presentation of certain transactions reported in the financial statements for the years ended December 31, 2006 and 2007.

The Audit Committee has discussed with its independent registered public accounting firm, Rothstein, Kass & Company, P.C. ("Rothstein, Kass"), the matters disclosed in this Current Report on Form 8-K under Item 4.02.

Based upon the issues raised by the SEC, the Audit Committee has concluded that the Company should restate its consolidated financial statements for years ended December 31, 2007 and 2006 as follows:

CONSOLIDATED BALANCE SHEET AND STOCKHOLDERS' EQUITY ADJUSTMENTS

         For year ended December 31, 2006
         --------------------------------

    o Elimination of the deferred compensation balance as of January 1, 2006 in the amount of $436,000 from the stockholders' equity section to comply with the adoption of SFAS 123(R), "Share-Based Payments, as amended", effective January 1, 2006; additional paid-in-capital was reduced by the same $436,000. This change had a neutral impact on stockholders' equity and statements of operations.

         For year ended December 31, 2007
         --------------------------------

    o Reclassified contra-equity account from the stockholders' equity section of the consolidated balance sheet, in the amount of $1,808,042, to the current assets section as prepaid services. The total current assets balance was changed to $2,588,467 from $780,425.

    o Elimination of deferred compensation in the amount of $218,000 from the stockholders' equity section to comply with SFAS 123(R); additional paid-in-capital was reduced by the same $218,000. This change had a neutral impact on stockholders' equity and statement of operations.

    o Inclusion of the audited 2006 Balance sheet previously not included in the 2007 Form 10-KSB but now required in the 10-K.

    o Addition of prepaid patent costs in the amount of $143,063 to other assets. This change was a result of reclassification of legal fees associated with the filing of patents that were previously expensed in the consolidated statement of operations as part of professional fees.

    o Inclusion of detailed activity in the statement of stockholders' equity to comply with SFAS 7, "Accounting and Reporting by Development Stage Companies", which requires stock transactions to include the date and share price for each issuance. Prior submissions of the stockholders equity statements had summary transaction information.


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
         CONDENSED SUMMARY BALANCE SHEETS AND STOCKHOLDERS' EQUITY STATEMENTS OF ADJUSTMENTS AND RECLASSIFICATION

                                ---  FOR YEAR ENDED DECEMBER 31, 2007   ----    ----  FOR YEAR ENDED DECEMBER 31, 2006  ----
                                                 Adjustments                                     Adjustments
                                As reported     Reclassified      Restated       As reported    Reclassified      Restated
                                ------------    ------------    ------------    ------------    ------------    ------------

Current assets                  $    780,425    $  1,808,042    $  2,588,467    $  1,770,002              --    $  1,770,002
Other assets                         447,995         143,063         591,058         633,940              --         633,940
                                ------------    ------------    ------------    ------------    ------------    ------------
TOTAL ASSETS                    $  1,228,420    $  1,951,105    $  3,179,525    $  2,403,942    $         --    $  2,403,942
                                ============    ============    ============    ============    ============    ============

Total Liabilities               $    362,181    $         --    $    362,181    $    445,270    $         --    $    445,270

NET ASSETS                      $    866,239    $  1,951,105    $  2,817,344    $  1,958,672    $         --    $  1,958,672
                                ------------    ------------    ------------    ------------    ------------    ------------

Total Stockholders' Equity :
Preferred Stock A & B                 35,237              --          35,237          35,236              --          35,236
Common Stock                          30,358              --          30,358          25,113              --          25,113
Stock subscription receivable       (185,693)             --        (185,693)       (660,693)             --        (660,693)
Additional paid-in Capital        20,497,849        (218,000)     20,279,849       9,927,127        (436,000)      9,491,127
Accumulated deficit              (17,418,997)        143,063     (17,275,934)     (6,932,111)             --      (6,932,111)
Treasury stock                       (66,473)             --         (66,473)             --              --              --
Prepaid services                  (1,808,042)      1,808,042              --              --              --              --
Deferred Compensation               (218,000)        218,000              --        (436,000)        436,000              --
                                ------------    ------------    ------------    ------------    ------------    ------------
 TOTAL STOCKHOLDERS' EQUITY     $    866,239    $  1,951,105    $  2,817,344    $  1,958,672    $         --    $  1,958,672
                                ============    ============    ============    ============    ============    ============

In 2008, the quarterly financial statements previously reported for March 31, June 30 and September 30, 2008 on Form 10-Q recorded a patent expense for legal fees associated with the filing of patents. These costs should have been capitalized and reclassified as prepaid patent costs in other assets on the consolidated balance sheet. Amounts to be restated in the consolidated balance sheet and consolidated statements of operations on Form 10-Q are $37,140, $119,970 and $14,920 for the first, second and third quarters of 2008, respectively.

CONSOLIDATED STATEMENT OF OPERATIONS ADJUSTMENTS

         For year ended December 31, 2006
         --------------------------------

    o Research and Development ("R&D") costs in the amount of $186,887 was reclassified from general and administrative costs and presented as a separate line item on the Statement of Operations to be in compliance with SFAS 2, "Accounting for Research and Development Costs, as amended".


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

    o Consulting fees, Professional fees, Investment relations fees and depreciation expense was reclassified to General & Administrative costs to be in compliance with SEC presentation requirements. This reclassification had no impact on the accumulated loss for 2006.

         For year ended December 31, 2007
         --------------------------------

    o The net operating loss for the year ended December 31, 2007 was reduced by $143,063. Legal fees associated with the patent filling process were reclassified from professional fees which were previously expensed in the consolidated statement of operations to the consolidated balance sheet as prepaid patent costs. The impact on the loss per common stock share for this correction was a decrease of $0.01 from ($0.40) to ($0.39).

    o Research and Development ("R&D") costs in the amount of $222,530 was reclassified from general and administrative costs and presented as a separate line item on the Statement of Operations to be in compliance with SFAS 2, "Accounting for Research and Development Costs, as amended".

    o Consulting fees, Professional fees, Investment relations fees and depreciation expense was reclassified to General & Administrative costs to be in compliance with SEC presentation requirements. This reclassification had no impact on the accumulated loss for 2007.


                CONDENSED SUMMARY  OF ADJUSTMENTS AND RECLASSIFICATION IN STATEMENTS OF OPERATIONS

                                 ---  For years ended December 31, 2007   ---    ---  For years ended December 31, 2006   ---
                                                  Adjustments                                     Adjustments
                                 As reported     Reclassified     Restated        As reported    Reclassified      Restated
                                 ------------    ------------    ------------    ------------    ------------    ------------
Operational expense:
------------------------------
Consulting fees &
Professional fees                     690,292        (690,292)             --         682,085        (682,085)             --
Investment and Investor
relations fees                      4,813,322      (4,813,322)             --       1,078,936      (1,078,936)             --
General & Administrative            4,799,415       5,231,885      10,031,300       2,495,840       1,632,288       4,128,128
Depreciation                           93,864         (93,864)             --          58,154         (58,154)             --
Research and Development                   --         222,530         222,530              --         186,887         186,887
                                 ------------    ------------    ------------    ------------    ------------    ------------
Total Operating expense          $ 10,396,893    $   (143,063)   $ 10,253,830    $  4,315,015    $         --    $  4,315,015
                                 ============    ============    ============    ============    ============    ============
Other Income (Expense)           $    (89,993)   $         --    $    (89,993)   $     68,957    $         --    $     68,957

Net Loss applicable to common
stock shares                     $(10,486,886)   $    143,063    $(10,343,823)   $ (4,246,058)   $         --    $  4,246,058
                                 ============    ============    ============    ============    ============    ============
Basic and Diluted loss per
common stock share               $      (0.40)   $       0.01    $      (0.39)   $      (0.09)   $         --    $      (0.09)

Accumulated Deficit              $(17,418,997)   $    143,063    $(17,275,934)   $(13,172,939)   $         --    $(13,172,939)
                                 ============    ============    ============    ============    ============    ============


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The Company intends to amend and restate its year-to-date totals in its consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2008. Upon filing of the 2008 Annual Report, the Company also intends to amend and restate its consolidated financial statements for all prior quarters for 2006, 2007 and 2008 as soon as practicable thereafter and to file amendments to all applicable previously filed quarterly and annual reports.

In addition to the above restatements and in the context of addressing SEC comments, the Company is revisiting the accounting and classification of freestanding financial instruments impacted by 2006 plans and agreements of reorganization with Carbon Recovery Corporation and Mobilestream Oil, Inc ("the 2006 Agreements"). Specifically, the Company is reviewing the guidance of Statement of Financial Accounting ("SFAS") No. 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" and Emerging Issues Task Force ("EITF") No. 00-19, "ACCOUNTING FOR DERIVATIVE FINANCIAL INSTRUMENTS INDEXED TO, AND POTENTIALLY SETTLED IN, A COMPANY'S OWN COMMON STOCK". The 2006 Agreements contain clauses which indicate that trustees of liquidating trusts (where the financial instruments reside or resided pursuant to the Agreements) may serve written demand on the Company that the shares held by the trust and the shares issuable upon exercise of the warrants held by the trust be registered. The 2006 Agreements did not contain any language relative to the payment of liquidated damages nor did they specify how settlement would be attained in the event that the Company is unable to deliver registered shares.

Paragraph 14 of EITF No. 00-19 indicates that the events or actions necessary to deliver registered shares are not controlled by a company. Paragraph 17 of EITF No. 00-19 indicates that if (i) a derivative contract requires physical or net-share settlement by delivery of registered shares and does not specify circumstances under which net-cash settlement would be permitted or required and
(ii) the contract does not specify how the contract would be settled in the event that the company is unable to deliver registered shares, then net-cash settlement is assumed if the company is unable to deliver registered shares (because it is unlikely that nonperformance would be an acceptable alternative). Consequently, based on this analysis, the Company believes that the derivative should be classified as a liability because share settlement is not within the Company's control. The guidance in SFAS No. 133 references that all derivative instruments (recognized as a liability) shall be measured at fair value at each reporting period, with gains and losses being recognized in earnings.

Based on limited analysis, the Company believes the 2006 "equity to liability" reclassification of certain financial instruments and the subsequent non-cash charges to operations in 2007 and 2008 will be material to our consolidated financial statements.

In light of the foregoing, the Company has determined that it would be prudent to have its current auditors, Rothstein, Kass, reaudit its historical financial statements and, accordingly, the Company has retained Rothstein, Kass to conduct such reaudits.

Although no assurance can be given as to when such reaudits and restatements can be completed, the Company intends to complete them as soon as practicable.

The Company believes that the restatements and reclassifications it intends to make and which are referred to in this Form 8-K will not materially impact the ability of the Company to implement its business plan on a going-forward basis nor materially impact its current cash position, except for the payment of additional auditing and legal fees incurred in connection with the reaudits, restatements and reclassifications, as the anticipated restatements and reclassifications relate solely to non-cash charges.

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                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   Global Resource Corporation


Dated: April 1, 2009                               By: /s/ Eric Swain
                                                       -------------------------
                                                       Eric Swain
                                                       Chief Executive Officer


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